THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                        WARRANT TO PURCHASE SECURITIES

Date: August 1, 2001

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, R.B.F. INTERNATIONAL, INC., a New Jersey corporation ("Holder") is entitled to purchase
                                                ------
25,000 shares of fully paid and nonassessable common stock (the "Shares") of
                                                                 ------
HOLIDAY RV SUPERSTORES, INC. d/b/a RECREATION USA, a Delaware corporation ("Company"). Company and Holder have entered into a Loan and Security Agreement
  -------
of even date herewith (the "Agreement"), pursuant to which Holder lent certain
                            ---------
amounts to Company (the "Loan") and pursuant to which Company agreed to issue
                         ----
this warrant.

     The Shares may be purchased at any time during the term of the warrant at the initial exercise price per Share equal to $3.16 (such amount the "Exercise
                                                                      --------
Price") as adjusted pursuant to Article 2 of this warrant, subject to the
-----                           ---------
provisions and upon the terms and conditions set forth in this warrant (the "Warrant").
 -------

ARTICLE 1. EXERCISE

     1.1  Method of Exercise. Holder may exercise this Warrant by delivering a
          ------------------
duly executed Notice of Exercise in substantially the form attached as Appendix
                                                                       --------
1 to the principal office of Company. Unless Holder is exercising the conversion
-
right set forth in Section 1.2, Holder shall also deliver to Company a check for
                   -----------
the aggregate Exercise Price for the Shares being purchased.

     1.2  Cashless Exercise. In lieu of exercising this Warrant as specified in
          -----------------
Section 1.1, Holder may from time to time convert this Warrant, in whole or in
-----------
part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Exercise Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.4.
                       -----------

     1.3  No Shareholder Rights. This Warrant does not entitle Holder to any
          ---------------------
voting rights as a shareholder of the Company prior to the exercise hereof.

     1.4  Fair Market Value. If the Shares are traded in a public market, the
          -----------------
fair market value of the Shares shall be the closing price of the Shares (or the closing price of Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to Company. If the Shares are not traded in a public market, the Board of Directors of Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then Company and Holder shall promptly agree upon a reputable investment banking or public accounting firm to undertake such valuation. If the valuation of such firm is greater than that determined by the Board of Directors, then all fees and expenses of such firm shall be paid by Company. In all other circumstances, such fees and expenses shall be paid by Holder.

     1.5  Delivery of Certificate and New Warrant. Promptly after Holder
          ---------------------------------------
exercises this Warrant, Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired in exchange for Holder's delivery to Company of this Warrant.

     1.6  Replacement of Warrants. On receipt of evidence reasonably
          -----------------------
satisfactory to Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to Company or, in the case of mutilation, or surrender and cancellation of this Warrant, Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

     1.7  Sale, Merger, or Consolidation of Company
          -----------------------------------------

          (a)  Acquisition. For the purpose of this Warrant, "Acquisition" means
               -----------                                    -----------
any sale, license, or other disposition of all or substantially all of the assets of Company, or any stock sale, reorganization, consolidation, or merger of Company where the holders of Company's securities before the transaction beneficially own less than fifty percent (50%) of the outstanding voting securities of the surviving entity after the transaction.

          (b)  Assumption of Warrant. Upon the closing of any Acquisition the
               ---------------------
successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Exercise Price shall be adjusted accordingly.

          (c)  Public Offering. For purposes of this Warrant, a "Public
               ---------------                                   ------
Offering" means the sale of Company's Common Stock pursuant to a registration
--------
statement under the Securities Act of 1933, as amended, for an underwritten public offering (other than a registration on Form S-8, Form S-4 or comparable forms), which results in aggregate cash proceeds (prior to underwriters' commissions and expenses) to Company of more than $5,000,000.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.
           -------------------------

     2.1  Stock Dividends, Splits, Etc. If Company declares or pays a dividend
          ----------------------------
on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

     2.2  Reclassification, Exchange or Substitution. Upon any reclassification,
          ------------------------------------------
exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of Company of the same class or series as the Shares to common stock pursuant to the terms of Company's Articles or Certificate of Incorporation upon the closing of a registered Public Offering of Company's common stock. Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the
                     ---------
Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly
                                                    -----------
apply to successive reclassifications, exchanges, substitutions, or other events.

     2.3  Adjustments for Combinations, Etc. If the outstanding Shares are
          ---------------------------------
combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Exercise Price shall be proportionately increased.

     2.4  No Impairment. Company shall not, by amendment of its Articles or
          -------------
Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by Company, but shall at all times in good faith assist in carrying out of all the provisions of this
Article 2 and in taking all such action as may be necessary or appropriate to
---------
protect Holder's rights under this Article against impairment. If Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Exercise Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Exercise Price of this Warrant is unchanged.

     2.5  Fractional Shares. No fractional Shares shall be issuable upon
          -----------------
exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

     2.6  Certificate as to Adjustments. Upon each adjustment of the Exercise
          -----------------------------
Price, Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its chief financial officer setting forth such adjustment and the facts upon which such adjustment is based. Company shall, upon written request, furnish Holder a certificate setting forth the Exercise Price in effect upon the date thereof and the series of adjustments leading to such Exercise Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.
           ---------------------------------------------

     3.1  Representations and Warranties. Company hereby represents and warrants
          ------------------------------
to Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

     3.2  Notice of Certain Events. If the Company proposes at any time (a) to
          ------------------------
declare any dividend or distribution upon its common stock, whether in cash, property, stock or other securities and whether or not a regular cash dividend;
(b) to offer for subscription any of the Company's securities pro rata to the holders of any class or series of securities or other rights of the Company; (c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten Public Offering of the Company's securities for cash, then, in connection with each such event, Company shall give Holder (1) the same notice as is given to holders of the Company's common stock as of the date on which a record will be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above the same notice as is given to holders of the Company's common stock of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

     3.3  Information Rights. So long as the Holder holds this Warrant and/or
          ------------------
any of the Shares, Company shall deliver to the Holder promptly after mailing, copies of all notices or other written communications to the shareholders of Company.


ARTICLE 4. MISCELLANEOUS.

     4.1  Term. This Warrant is exercisable, in whole or in part, at any time
          ----
and from time to time on or before the fifth (5/th/) anniversary of the date first set forth above.

     4.2  Legends. This Warrant and the Shares (and the securities issuable,
          -------
directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION

     THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     4.3  Compliance with Securities Laws on Transfer. This Warrant and the
          -------------------------------------------
Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to Company, as reasonable requested by Company). Provided, however, Holder may grant a participation interest in the Warrant or the Shares without Company's consent.

     4.4  Transfer Procedure. Except as otherwise provided herein, and subject
          ------------------
to the provisions of Section 4.3, Holder may transfer all or part of this
                     -----------
Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

     4.5  Notices. All notices and other communications from Company to Holder,
          -------
or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to Company or Holder, as the case may be, in writing by Company or such Holder from time to time.

     4.6  Waiver. This Warrant and any term hereof may be changed, waived,
          ------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     4.7  Attorneys' Fees. In the event of any dispute between the parties
          ---------------
concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

     4.8  Governing Law. This Warrant shall be governed by and construed in
          -------------
accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                                   HOLIDAY RV SUPERSTORES, INC. d/b/a RECREATION USA, a Delaware corporation


                                   By:__________________________________
                                      Name:
                                      Title:

                                  APPENDIX 1

                              NOTICE OF EXERCISE
                              ------------------

     1. The undersigned hereby elects to purchase __________ shares of the Stock of HOLIDAY RV SUPERSTORES, INC. d/b/a RECREATION USA, a Delaware corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     or

     1. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant. This conversion is exercised with respect to ____________________ of the Shares covered by the Warrant.

     {Strike paragraph that does not apply.}

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                     ______________________________________
                                     (Name)
                     ______________________________________

                     ______________________________________
                                    (Address)

     3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


                                    By: ________________________________________
                                        Name:
                                        Title:

_______________________
        (Date)